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                                                                EXHIBIT 10.4


                            ADVANCED BIOTHERAPY, INC.
                       2000 OMNIBUS EQUITY INCENTIVE PLAN

                                OPTION AGREEMENT

         1. GRANT OF OPTION. Advanced Biotherapy, Inc. (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 2000 Omnibus Equity Incentive Plan (Common Stock) (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

         (i)      RIGHT TO EXERCISE.
                           -----------------

         (A) This Option may not be exercised for a fraction of a Share.

         (B) In the event Optionee ceases to be a Service Provider, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

         (C) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

         (ii) METHOD OF EXERCISE. This Option shall be exercisable by written Exercise Notice (in the form attached as EXHIBIT A, the terms and provisions of which are incorporated herein by reference) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.


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         No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3 OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

         4 METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (i)      cash; or

                  (ii)     check; or

                  (iii) surrender of other shares of Common Stock (or other equity securities) of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

                  (iv) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Company's Board of Directors and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

                  (v) to the extent authorized by the Plan, delivery of a properly executed exercise notice together with such other documentation as the Company's Board of Directors shall require to effect a "cashless exercise" of the Option.

         5 RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6 TERMINATION OF RELATIONSHIP. In the event an Optionee ceases to be a Service Provider, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of


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Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, if Optionee is terminated "for cause" by the Company, any Subsidiary or any Parent, the Option shall automatically terminate on the Termination Date. For purposes of this Option Agreement, "for cause" shall mean:

              (i) with respect to employees or directors of the Company:

         (A) the failure or refusal by such person to perform his or her duties to the Company; or

         (B) such person's willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof or such person's deliberate interference with the compliance by other employees of the Company with any such orders or directives; or

         (C) the failure or refusal of such person to abide by or comply with the written policies, standard procedures or regulations of the Company; or

         (D) any willful or continued act or course of conduct by such person which the Board in good faith determines might reasonably be expected to have a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

         (E) the committing by such person of any fraud, theft, embezzlement or other dishonest act against the Company; or

         (F) the determination by the Board, in good faith and in the exercise of reasonable discretion, that such person is not competent to perform his or her duties of employment; and

              (iii) with respect to consultants, any material breach of their consulting agreement with the Company, or the expiration or termination of their consulting agreement, or when they are no longer providing services to the Company for which they are being compensated.

         7 DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event an Optionee ceases to be a Service Provider as a result of his or her Disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         8 DEATH OF OPTIONEE. In the event an Optionee ceases to be a Service Provider as a result of the death of Optionee, the Option may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. If such person does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         9 NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10 TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

         11 TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (i) EXERCISE OF AN ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (ii) EXERCISE OF AN NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         (iii) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term



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capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

         (iv) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         12       COMPANY'S REPURCHASE RIGHT.
                  --------------------------

         (i) GRANT OF REPURCHASE RIGHT. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time (a) during the ninety (90) day period following the Termination Date, or (b) during the ninety (90) day period following an exercise of the Option that occurs after the Termination Date, to repurchase all or any portion of the Shares.

         (ii) EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Optionee of the Shares prior to the expiration of the applicable ninety (90) day period specified above. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty
(30) days after the date of notice. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Optionee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the GREATER of the Fair Market Value of the Shares on the Termination Date, if any, or the Exercise Price previously paid for the Shares which are to be repurchased from the Optionee. Upon such payment to the Optionee, or into escrow for the benefit of the Optionee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Optionee.

         (iii) ASSIGNMENT. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

         (iv) TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to all Shares upon the EARLIEST to occur of: (A) the first date on which shares of Common Stock are held of record by more than five hundred persons; (B) a determination by the Board of Directors of the Company that a public market exists for the outstanding shares of Common Stock; or (C) the closing of an underwritten public offering of the Company's Common Stock pursuant to an effective registration statement files with the Securities and Exchange Commission under the Securities Act, with respect to which there are gross proceeds to the Company of at least $5,000,000.

         (v) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure.

         (vi) CERTAIN CORPORATE TRANSACTIONS. Immediately prior to the consummation of a transaction of the type described in Article 11 of the Plan, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to a successor corporation (or its Parent company) in connection with such transaction, the right shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of such transaction, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of such transaction upon the Company's capital structure.

                          ADVANCED BIOTHERAPY, INC.


                          By:
                               -----------------------------
                                   [name, title]

         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2000 OMNIBUS EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

         Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company's Board of Directors upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


Dated:
        ----------------------------        --------------------------------
                                                  Optionee (signature)

                                            --------------------------------
                                                      Name (print)

                                            --------------------------------
                                                 Social Security Number


                                                   Residence Address:

                                            --------------------------------

                                            --------------------------------

                                            --------------------------------

                                CONSENT OF SPOUSE

         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of Advanced Biotherapy, Inc.'s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                            --------------------------------
                                            Spouse of Optionee

                                            --------------------------------
                                            Printed Name

                                            --------------------------------
                                            Date

                                    EXHIBIT A

                            ADVANCED BIOTHERAPY, INC.

                       2000 OMNIBUS EQUITY INCENTIVE PLAN

                                 EXERCISE NOTICE


ADVANCED BIOTHERAPY, INC.
964 Fifth Avenue, Suite 300
San Diego, California 92101

Attention:  Secretary

         1. EXERCISE OF OPTION. Effective as of today, ___________, 20__, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of ADVANCED BIOTHERAPY, INC. under and pursuant to the 2000 Omnibus Equity Incentive Plan, as amended (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated
________, 20   (the "Stock Option Agreement").

         2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as may be provided in the Plan.

         Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         4. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

              (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

              (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

              (iii) PURCHASE PRICE. The purchase price (the "Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

              (iv) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

              (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

              (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or to trusts established, in whole or in part, for the benefit of the Optionee and/or one or more of such Optionee's immediate family members shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean the Optionee's spouse and issue (including adopted and stepchildren). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

              (vii) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate upon the earlier of (i) two (2) years after the date of issuance to the Optionee of such Common Shares or (ii) the date on which such Common Shares shall be registered pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933.

         5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         6. MARKET STANDOFF AGREEMENT. Each Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any Shares of the Company under the Securities Act, such Optionee shall not sell or otherwise transfer, pledge, hypothecate or otherwise decrease his market risk or beneficial ownership in any Shares or other securities of the Company during the 180-day period following the date of the final Prospectus contained in a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the general public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         7.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

              (i) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws at the time of the issuance of the Shares:

                  THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE "ISSUER") HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED HEREBY.

                  (ii) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (iii) REFUSAL TO TRANSFER. The Company shall not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Board of Directors (or Committee if applicable), which shall review such dispute promptly. The resolution of such a dispute by the Board of Directors (or Committee if applicable) shall be final and binding on the Company and on Optionee.

         10. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three
(3) days after deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         13. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

         14. ENTIRE AGREEMENT. The Plan, the Notice of Grant, and the Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant, the Stock Option Agreement and the Investment Representation Statement (if applicable) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                            Accepted by:

OPTIONEE:                                ADVANCED BIOTHERAPY, INC.


                                         By:
                                            -----------------------------------
                  (Signature)

                                         Its:
                                            ----------------------------------
         (Social Security Number)


ADDRESS:                                   ADDRESS:
- -------                                    -------

                                           964 Fifth Avenue, Suite 300
                                           San Diego, California 92101


Date:                                      Date:
      ------------------------------            -------------------------------

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE          :
                         -----------------------------------------------------

COMPANY           :        ADVANCED BIOTHERAPY, INC.

SECURITY          :        COMMON STOCK

AMOUNT            :
                         -----------------------------------------------------

DATE              :
                         -----------------------------------------------------

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (i) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (ii) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under then applicable state or federal securities laws.


         (iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

         (iv) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period of time as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the date of the final Prospectus included in a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the general public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         (v) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                             Signature of Optionee:


                             ------------------------------------------------

                            Date:
                                  --------------------------------------------